Inventories	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Inventories
Inventories

Inventories
($ millions)	December 31, 2018	December 31, 2017
Crude oil, natural gas and NGL	445	539
Refined petroleum products	435	548
Trading inventories measured at fair value less costs to sell	200	237
Materials, supplies and other	152	189
End of year	1,232	1,513

Impairment of inventory to net realizable value for the year ended December 31, 2018 was $60 million (December 31, 2017 – nil), as a result of declining market benchmark prices.
Trading inventories measured at fair value less costs to sell consist of natural gas inventories and crude oil inventories. The fair value measurement incorporates exit commodity prices and adjustments for quality and location. Refer to Note 24.